UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2004


                              ENHANCE BIOTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                                           13-3944580
   (State or Other Jurisdiction                              (IRS Employer
         of Incorporation)       (Commission File Number)    Identification No.)


               712 Fifth Avenue, 19th Floor, New York, NY      10019
                (Address of principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (646) 723 8940

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) As previously announced, on December 20, 2004, the Registrant completed the merger (the "Merger") of Ardent Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Registrant, with and into Ardent Pharmaceuticals, Inc. ("Ardent"), whereby Ardent Pharmaceuticals, Inc. has become a wholly owned subsidiary of the Registrant. The Merger was pursuant to the terms and conditions of the Agreement and Plan of Merger dated August 11, 2004 (the
"Agreement and Plan of Merger") by and among The Registrant, AAC, and Ardent, which was previously filed by the Registrant and is refiled as Exhibit 10.1 hereto, as such Agreement and Plan of Merger was amended by Amendment No. 1 thereto dated November 20, 2004 ("Amendment No. 1") by and among The Registrant, AAC, and Ardent, which Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K. The Agreement and Plan of Merger, as so amended, is sometimes hereafter referred to as the "Agreement and Plan of Merger".

Except for certain "Excluded Shares" and "Contingent Fee Shares," as defined below, upon the conclusion of the Merger, on a fully diluted basis, the Registrant's shareholders who were shareholders of the Registrant immediately prior to the Merger owned approximately fifty-five percent (55%), and the former Ardent securities holders own approximately forty-five percent (45%), of the common stock, par value $0.001 per share (the "Common Stock") of the Registrant.

"Excluded Shares" include any shares of Common Stock that may be issued upon exercise, exchange or conversion of either (i) securities sold in a "Qualified Financing" or (ii) a certain warrant to purchase 1.5 million shares of Common Stock issued to Bioaccelerate, Inc. ("Bioaccelerate") on August 11, 2004. The Excluded Shares were excluded from the calculation of aggregate share ownership percentages for the Registrant's shareholders and former Ardent securities holders set forth in the preceding paragraph. The Registrant has also reserved shares of Common Stock (the "Contingent Fee Shares") for issuance in settlement of certain fee arrangements entered into by Ardent with its financial advisor for this transaction (sometimes hereinafter referred to as "Century Capital). The Contingent Fee Shares will reduce the number of shares which would otherwise have been available to Ardent's shareholders as merger consideration. As used in the Merger Agreement, the term "Qualified Financing" means an equity financing by the Registrant of at least $10,000,000 with a minimum valuation of at least $1.50 per share of Common Stock.

Upon the effectiveness of the Merger, each outstanding share of Ardent common and preferred stock was cancelled automatically and converted into shares of the Registrant's Common Stock. Also, Ardent options, warrants and certain convertible notes which may be exercised or converted to receive shares of Ardent common stock, were converted into securities (or convertible notes, in the case of the convertible notes) which may be exercised or converted to receive shares of the Registrant's Common Stock. In addition, the Registrant reserved for issuance sufficient shares to cover such exercises or conversions as of the conclusion of the Merger (or at maturity of the note in the case of the convertible notes). The shares of Common Stock issued or reserved for issuance at the closing of the Merger are sometimes referred to as the "Merger Shares." The Registrant reserved for issuance the Contingent Fee Shares, consisting of 319,171 shares of Common Stock, of which approximately 234,171 shares are to be issued within fifteen (15) days subsequent to the consummation of the Merger and the balance may be issued upon the occurrence of certain other events.

Ardent securities holders have the right to receive Merger Shares according to the following exchange ratios (rounded to 6 decimal places for example only), which is subject to adjustment as provided below:

         Ardent                                                 Enhance
         ------                                                 -------
1 share Common Stock*              =     0.728920 Shares of Enhance Common Stock
1 share Series A Preferred Stock* = 10.413143 Shares of Enhance Common Stock 1 share Series B Preferred Stock* = 7.289198 Shares of Enhance Common Stock
1 share Series C Preferred Stock* = 0.801812 Shares of Enhance Common Stock 1 share Series D 1 Preferred Stock = 1.228070 Shares of Enhance Common Stock 1 share Series D 2 Preferred Stock = 0.842105 Shares of Enhance Common Stock


* The exchange ratios for Ardent common stock as well as Ardent Series A, B and C Preferred Stock reflect the completion of certain transactions pursuant to which the Contingent Fee Shares are to be issued to Ardent's financial advisor, and assume that the entire amount of the Registrant's Common Stock which may be issued to Ardent's financial advisor is so issued.

As a consequence, upon the effectiveness of the Merger, in the aggregate, the outstanding shares of Ardent common and preferred stock were converted into, and the outstanding Ardent options, warrants and convertible notes became exercisable or convertible to receive, approximately the following number of shares of Enhance Common Stock:

              Ardent Common Stock**                   16,999,116 Shares
              Ardent Options**                         3,964,857 Shares
              Ardent Warrants*  *                        887,858 Shares
              Ardent Convertible Promissory Notes**      258,584 Shares
              Series A Preferred Stock**               1,251,139 Shares
              Series B Preferred Stock**                 875,797 Shares
              Series C Preferred Stock**                 801,812 Shares
              Series D 1 Preferred Stock               1,034,604 Shares
              Series D 2 Preferred Stock               2,187,340 Shares


** The number of shares of Registrant's Common Stock allotted for Ardent common stock, as well as for Ardent Series A, B and C Preferred Stock, reflect the completion of certain transactions pursuant to which the Contingent Fee Shares are to be issued to Ardent's financial advisor, and assume that the entire amount of the Registrant's Common Stock which may be issued to Ardent's financial advisor is so issued.

As a consequence of the effectiveness of the Merger, Ardent securities are to receive approximately 23,149,808 newly-issued Merger Shares, in the aggregate. The Registrant has reserved approximately 5,111,299 Merger Shares in the aggregate for issuance upon exercise of outstanding options, warrants and convertible promissory notes of Ardent not exercised or terminated prior to the Merger. Approximately 319,171 Contingent Fee Shares have been reserved for issuance.

Pursuant to the Agreement and Plan of Merger, as amended, the Registrant entered into a Registration Rights Agreement, dated as of December 20, 2004 (the "Registration Rights Agreement"), the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K. Pursuant to the Registration Rights Agreement, the Registrant has agreed to file a registration statement under the Securities Act to register up to 30,000 shares of the Registrant's Common Stock issued to each Ardent shareholder as merger consideration as soon as practicable after a Qualified Financing, but in no event later than 150 days following the closing of the Merger. Pursuant to the Registration Rights Agreement, the Registrant agreed to use its commercially reasonable best efforts thereafter to cause such registration statement to be declared effective by the Securities and Exchange Commission ("SEC") as soon as practicable on or after the 180th day following the closing of the Merger. The Registrant agreed to furnish corresponding registration rights to its existing shareholders who do not have freely-trading shares. The Registrant also agreed that if the Common Stock is then listed on a national stock exchange, the Registrant will file a listing application with such exchange, and use its best efforts to have admitted to trading on such exchange all shares of Common Stock issued to Ardent shareholders as merger consideration that are covered by a registration statement under the Securities Act which has been declared effective by the SEC. The Registrant agreed to use its commercially reasonable best efforts to keep each such registration statement continuously effective, subject to customary blackout periods and exceptions, for one year following the date upon which each such registration statement is declared effective by the SEC (such period to be extended by the duration of any such blackout period or other period in which the registration statement does not continue to be effective).

Pursuant to the Agreement and Plan of Merger, as amended, the Registrant also agreed to file with the SEC, no later than 180 days after the closing of the Merger, a Registration Statement on Form S-8 covering the shares of Common Stock to be issued upon exercise of Ardent stock options which continue to be outstanding after the closing of the Merger, and to use its best efforts to have such Registration Statement become and remain continuously effective under the Securities Act. The Registrant agreed that if the Registrant is then listed on a national stock exchange, the Registrant shall file with such exchange a listing application and use its best efforts to have such shares admitted to trading thereon upon exercise of those stock options. The Registrant agreed to furnish corresponding registration rights in respect of the shares of Common Stock underlying warrants or options held by Bioaccelerate, Inc., the largest holder of the Registrant's securities. All but 1,500,000 of the underlying shares held by Bioaccelerate will continue to be subject to a 12-month lock-up notwithstanding registration.

All shares of merger consideration issued to former Ardent security holders shall be "restricted shares" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and may not be freely traded until either covered by an effective registration statement filed with the SEC under applicable laws (as well as any corresponding filings which may be required under state or other securities laws) or disposed of pursuant to an available exemption to such registration, and certificates evidencing such shares will be legended accordingly.

In addition, pursuant to the Agreement and Plan of Merger, as amended, the Registrant obtained and delivered to Ardent agreements by each holder of 5% or more of the Registrant's outstanding shares known to the Registrant for each such holder's shares of the Registrant's Common Stock to be subject to a lock-up period restricting transfer of such shares for a period of 12 months after the effectiveness of the Merger, with such lock-up to end earlier with respect to any shares covered by a registration statement filed by the Registrant pursuant to the Securities Act and declared effective by the SEC. Pursuant to the Agreement and Plan of Merger, Ardent obtained and delivered to the Registrant agreements by its officers and directors to cause shares underlying Ardent options to be subject to the same lock-up arrangements as those described above.

Notwithstanding the Registrant's agreements, there can be no assurance that the Registrant will ever file any such registration statement and, even if so, that any such registration statement will ever become effective, or that once effective, such effectiveness will be maintained.

Pursuant to the Agreement and Plan of Merger, as amended, at the effective time of the Merger the following individuals, designated by the former board of directors of Ardent, were elected to fill vacancies on the Board of Directors of the Registrant: Dr. Kwen-Jen Chang (also known as Ken Chang), Mr. Jinn Wu and Mr. Timothy C. Gupton.

In addition, pursuant to the Agreement and Plan of Merger, as amended, Mr. Christopher Every continues in his positions as a Director of the Registrant and as the President and Chief Executive Officer of the Registrant, and effective upon the Merger the Registrant entered into an employment agreement with Mr. Every, in the form filed as Exhibit 10.4 to this Current Report on Form 8-K (the "Christopher Every Employment Agreement"). The Christopher Every Employment Agreement is a three-year employment agreement which provides for an annual base salary of $225,000, an annual bonus at the Board's discretion based on achieving performance targets, and a stock bonus equal to $35,000 on each of the first, second and third anniversaries of the effective date of the Merger. Also, on the effective date, pursuant to the Registrant's 2004 Incentive Plan, the Registrant granted to Mr. Every options to purchase 1.4 million shares of Common Stock subject to the following vesting schedule: 25% of options vested on the date of grant and 25% will vest on each of the first, second and third anniversaries of the date of grant. If Mr. Every's employment is terminated without cause by the employer or for good reason by the executive, Mr. Every would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

In accordance with the Agreement and Plan of Merger, as amended, upon the effectiveness of the Merger, Dr. Kwen-Jen Chang (also known as Ken Chang) became the Chief Science Officer and President--Asia Pacific Operations for the Registrant, and the Registrant entered into an employment agreement with Dr. Chang, in the form filed as Exhibit 10.5 to this Current Report on Form 8-K (the

"Kwen-Jen Chang Employment Agreement"). The Kwen-Jen Chang Employment Agreement is a three-year term employment agreement which provides for an annual base salary of $222,820, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, and 1,000,000 options to purchase common stock of the Registrant, which options were granted upon the effective date of the Merger. The first 250,000, or 1/4 of the aggregate options granted, were vested on December 20, 2004, the effective date of the Merger. The remainder vest annually in three equal parts on the next three anniversaries. If employment is terminated without cause by the employer or for good reason by the executive, Dr. Chang would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

Also pursuant to the Agreement and Plan of Merger, as amended, upon the effectiveness of the Merger, Phillip S. Wise became the Chief Financial Officer of the Registrant, and the Registrant entered into an employment agreement with Mr. Wise, in the form filed as Exhibit 10.6 to this Current Report on Form 8-K (the "Phillip S. Wise Employment Agreement"). The Phillip S. Wise Employment Agreement is a three-year term employment agreement which provides for an annual base salary of $225,000, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, stock bonus equivalent to $35,000 on each of the first three anniversaries of the effective date of the Merger and 1,200,000 options to purchase common stock of the Registrant, which options were granted upon the effective date of the Merger. The first 300,000, or 1/4 of the aggregate options granted, were vested on December 20, 2004, the effective date of the Merger. The remainder vest annually in three equal parts on the next three anniversaries. If employment is terminated without cause by the employer or for good reason by the executive, Mr. Wise would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a) As previously announced, on December 20, 2004, the Registrant completed the merger (the "Merger") of Ardent Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Registrant, with and into Ardent Pharmaceuticals, Inc. ("Ardent"), whereby Ardent Pharmaceuticals, Inc. has become a wholly owned subsidiary of the Registrant. The Merger was pursuant to the terms and conditions of the Agreement and Plan of Merger dated August 11, 2004 (the
"Agreement and Plan of Merger") by and among The Registrant, AAC, and Ardent, which was previously filed by the Registrant and is refiled as Exhibit 10.1 hereto, as such Agreement and Plan of Merger was amended by Amendment No. 1 thereto dated November 20, 2004 ("Amendment No. 1") by and among The Registrant, AAC, and Ardent, which Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K. The Agreement and Plan of Merger, as so amended, is sometimes hereafter referred to as the "Agreement and Plan of Merger".

(b) and (d) Except for certain "Excluded Shares" and "Contingent Fee Shares," as defined below, upon the conclusion of the Merger, on a fully diluted basis, the Registrant's shareholders who were shareholders of the Registrant immediately prior to the Merger owned approximately fifty-five percent (55%), and the former Ardent securities holders own approximately forty-five percent (45%), of the common stock, par value $0.001 per share (the "Common Stock") of the Registrant.

"Excluded Shares" include any shares of Common Stock that may be issued upon exercise, exchange or conversion of either (i) securities sold in a "Qualified Financing" or (ii) a certain warrant to purchase 1.5 million shares of Common Stock issued to Bioaccelerate, Inc. ("Bioaccelerate") on August 11, 2004. The Excluded Shares were excluded from the calculation of aggregate share ownership percentages for the Registrant's shareholders and former Ardent securities holders set forth in the preceding paragraph. The Registrant has also reserved shares of Common Stock (the "Contingent Fee Shares") for issuance in settlement of certain fee arrangements entered into by Ardent with its financial advisor for this transaction (sometimes hereinafter referred to as "Century Capital). The Contingent Fee Shares will reduce the number of shares which would otherwise have been available to Ardent's shareholders as merger consideration. As used in the Merger Agreement, the term "Qualified Financing" means an equity financing by the Registrant of at least $10,000,000 with a minimum valuation of at least $1.50 per share of Common Stock.

Upon the effectiveness of the Merger, each outstanding share of Ardent common and preferred stock was cancelled automatically and converted into shares of the Registrant's Common Stock. Also, Ardent options, warrants and certain convertible notes which may be exercised or converted to receive shares of Ardent common stock, were converted into securities (or convertible notes, in the case of the convertible notes) which may be exercised or converted to receive shares of the Registrant's Common Stock. In addition, the Registrant reserved for issuance sufficient shares to cover such exercises or conversions as of the conclusion of the Merger (or at maturity of the note in the case of the convertible notes). The shares of Common Stock issued or reserved for issuance at the closing of the Merger are sometimes referred to as the "Merger Shares." The Registrant reserved for issuance the Contingent Fee Shares, consisting of 319,171 shares of Common Stock, of which approximately 234,171 shares are to be issued within fifteen (15) days subsequent to the consummation of the Merger and the balance may be issued upon the occurrence of certain other events.

Ardent securities holders have the right to receive Merger Shares according to the following exchange ratios (rounded to 6 decimal places for example only), which is subject to adjustment as provided below:

         Ardent                                                 Enhance
          -----                                                 --------
1 share Common Stock*              =    0.728920 Shares of Enhance Common Stock
1 share Series A Preferred Stock* = 10.413143 Shares of Enhance Common Stock 1 share Series B Preferred Stock* = 7.289198 Shares of Enhance Common Stock
1 share Series C Preferred Stock* = 0.801812 Shares of Enhance Common Stock 1 share Series D 1 Preferred Stock = 1.228070 Shares of Enhance Common Stock 1 share Series D 2 Preferred Stock = 0.842105 Shares of Enhance Common Stock


* The exchange ratios for Ardent common stock as well as Ardent Series A, B and C Preferred Stock reflect the completion of certain transactions pursuant to which the Contingent Fee Shares are to be issued to Ardent's financial advisor, and assume that the entire amount of the Registrant's Common Stock which may be issued to Ardent's financial advisor is so issued.

As a consequence, upon the effectiveness of the Merger, in the aggregate, the outstanding shares of Ardent common and preferred stock were converted into, and the outstanding Ardent options, warrants and convertible notes became exercisable or convertible to receive, approximately the following number of shares of Enhance Common Stock:

               Ardent Common Stock**                       16,999,116 Shares
               Ardent Options**                             3,964,857 Shares
               Ardent Warrants*  *                            887,858 Shares
               Ardent Convertible Promissory Notes**          258,584 Shares
               Series A Preferred Stock**                   1,251,139 Shares
               Series B Preferred Stock**                     875,797 Shares
               Series C Preferred Stock**                     801,812 Shares
               Series D 1 Preferred Stock                   1,034,604 Shares
               Series D 2 Preferred Stock                   2,187,340 Shares


** The number of shares of Registrant's Common Stock allotted for Ardent common stock, as well as for Ardent Series A, B and C Preferred Stock, reflect the completion of certain transactions pursuant to which the Contingent Fee Shares are to be issued to Ardent's financial advisor, and assume that the entire amount of the Registrant's Common Stock which may be issued to Ardent's financial advisor is so issued.

As a consequence of the effectiveness of the Merger, Ardent securities are to receive approximately 23,149,808 newly-issued Merger Shares, in the aggregate. The Registrant has reserved approximately 5,111,299 Merger Shares in the aggregate for issuance upon exercise of outstanding options, warrants and convertible promissory notes of Ardent not exercised or terminated prior to the Merger. Approximately 319,171 Contingent Fee Shares have been reserved for issuance.

(c) The Registrant acquired the shares of Ardent from the security holders of Ardent, a privately-held corporation. Although the Registrant had no pre-existing material relationship, other than in respect of the transaction, with any of Ardent's security holders, pursuant to the terms and conditions of the Agreement and Plan of Merger, as amended, upon the effectiveness of the Merger, Dr. Kwen-Jen Chang (also known as Ken Chang), Mr. Jinn Wu and Mr. Timothy C. Gupton, all former directors of Ardent, were elected to the Registrant's Board of Directors. In addition, pursuant to the Agreement and Plan of Merger, as amended, upon the effectiveness of the Merger the Registrant employed Dr. Kwen-Jen Chang, the former Chief Executive Officer, President and Chairman of the Board of Ardent, as the Registrant's Chief Science Officer and President--Asia Pacific Operations, and Phillip S. Wise, former Chief Financial Officer and VP for Commercial and Business Development of Ardent, as the Registrant's Chief Financial Officer. Messrs. Chang and Wise were employed in their respective positions on the terms and conditions of their respective employment agreements, the forms of which are annexed hereto as Exhibits 10.5 and 10.6, respectively.

The agreement with Dr. Chang is a three-year term employment agreement which provides for an annual base salary of $222,820, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, and 1,000,000 options to purchase common stock of the Registrant, which options were granted upon the effective date of the Merger. The first 250,000, or 1/4 of the aggregate options granted, were vested on December 20, 2004, the effective date of the Merger. The remainder vest annually in three equal parts on the next three anniversaries. If employment is terminated without cause by the employer or for good reason by the executive, Dr. Chang would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

The agreement with Mr. Wise is also a three-year term employment agreement which provides for an annual base salary of $225,000, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, stock bonus equivalent to $35,000 on each of the first three anniversaries of the effective date of the Merger and 1,200,000 options to purchase common stock of the Registrant, which options were granted upon the effective date of the Merger. The first 300,000, or 1/4 of the aggregate options granted, were vested on December 20, 2004, the effective date of the Merger. The remainder vest annually in three equal parts on the next three anniversaries. If employment is terminated without cause by the employer or for good reason by the executive, Mr. Wise would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

(a) As previously announced, on December 20, 2004, the Registrant completed the merger (the "Merger") of Ardent Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Registrant, with and into Ardent Pharmaceuticals, Inc. ("Ardent"), whereby Ardent Pharmaceuticals, Inc. has become a wholly owned subsidiary of the Registrant. The Merger was pursuant to the terms and conditions of the Agreement and Plan of Merger dated August 11, 2004 (the
"Agreement and Plan of Merger") by and among The Registrant, AAC, and Ardent, which was previously filed by the Registrant and is refiled as Exhibit 10.1 hereto, as such Agreement and Plan of Merger was amended by Amendment No. 1 thereto dated November 20, 2004 ("Amendment No. 1") by and among The Registrant, AAC, and Ardent, which Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K. The Agreement and Plan of Merger, as so amended, is sometimes hereafter referred to as the "Agreement and Plan of Merger".

During 2002, Ardent received $1,925,028 from an affiliate of Elan Pharmaceuticals, pursuant to a convertible debt financing evidenced by a convertible promissory note (the "Ardent Convertible Promossory Note") , in connection with certain joint ventures between Ardent and Elan Pharmaceuticals. Interest on the Ardent Convertible Promissory Note accrues at 9% per annum, compounded on an annual basis, with the initial compounding commencing on the date that is twelve months from and after the original issuance date. The holder has the right to convert in full, including then-outstanding principal and interest, into such number of common shares of Ardent that shall be obtained by dividing the sum of then-outstanding principal and interest by $7.50. To date no payments of principal or interest have been made to Elan on the Ardent Convertible Promissory Note.

Pursuant to the Agreement and Plan of Merger, as amended, the Registrant shall cause a new convertible promissory note to be issued in exchange for the Ardent Convertible Promissory Note and the merger consideration allocated to the Ardent Convertible Promissory Note shall be reserved by the Registrant for issuance upon conversion of the new convertible promissory note after the effective time of the Merger. The holder of the new convertible promissory note shall have the right to convert in full, including the then-outstanding principal and interest, into such number of shares of Enhance Common Stock that shall be obtained by dividing the sum of the then-outstanding principal and interest by $10.29.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) As previously announced, on December 20, 2004, the Registrant completed the merger (the "Merger") of Ardent Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Registrant, with and into Ardent Pharmaceuticals, Inc. ("Ardent"), whereby Ardent Pharmaceuticals, Inc. has become a wholly owned subsidiary of the Registrant. The Merger was pursuant to the terms and conditions of the Agreement and Plan of Merger dated August 11, 2004 (the
"Agreement and Plan of Merger") by and among The Registrant, AAC, and Ardent, which was previously filed by the Registrant and is refiled as Exhibit 10.1 hereto, as such Agreement and Plan of Merger was amended by Amendment No. 1 thereto dated November 20, 2004 ("Amendment No. 1") by and among The Registrant, AAC, and Ardent, which Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K. The Agreement and Plan of Merger, as so amended, is sometimes hereafter referred to as the "Agreement and Plan of Merger". Pursuant to the Agreement and Plan of Merger, as amended, upon the effectiveness of the Merger Mr. Phillip S. Wise became the Chief Financial Officer of the Registrant, replacing Mr. Linden Boyne in that position. Mr. Boyne continues to be the Secretary of the Registrant.

(c) Pursuant to the Agreement and Plan of Merger, as amended, effective upon the Merger, Phillip S. Wise became the Chief Financial Officer of the Registrant, and the Registrant entered into an employment agreement with Mr. Wise, in the form filed as Exhibit 10.6 to this Current Report on Form 8-K (the "Phillip S. Wise Employment Agreement"). The Phillip S. Wise Employment Agreement is a three-year term employment agreement which provides for an annual base salary of $225,000, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, stock bonus equivalent to $35,000 on each of the first three anniversaries of the effective date of the Merger and 1,200,000 options to purchase common stock of the Registrant, which options were granted upon the effective date of the Merger. The first 300,000, or 1/4 of the aggregate options granted, were vested on December 20, 2004, the effective date of the Merger. The remainder vest annually in three equal parts on the next three anniversaries. If employment is terminated without cause by the employer or for good reason by the executive, Mr. Wise would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

Prior to joining Ardent, Mr. Wise was Director of Marketing for New Product Development and Managed Care Marketing for Glaxo Wellcome. While there he gained experience in acute care areas such as stroke and septic shock, as well as acute and chronic cardiovascular products. Prior to the merger with Glaxo, Mr. Wise managed the Anesthesia Marketing Department for Burroughs Wellcome. He has a Masters in Business Administration from the Colgate Darden School of Business at the University of Virginia and an undergraduate degree in engineering from the Georgia Institute of Technology.

(d) Pursuant to the Agreement and Plan of Merger, as amended, upon the effectiveness of the Merger, the following individuals, designated by the former board of directors of Ardent, were elected to fill vacancies on the Board of Directors of the Registrant: Dr. Kwen-Jen Chang (also known as Ken Chang), Mr. Jinn Wu and Mr. Timothy C. Gupton. Upon election to the Registrant's Board of Directors, Mr. Gupton became a member of the Audit Committee of the Registrant's Board of Directors (replacing Mr. David Scales on that Committee) and became the Chairman of the Audit Committee (replacing Mr. Lee J. Cole as Chairman, with Mr. Cole continuing to be a member of the Audit Committee), and became a member of the Compensation Committee of the Registrant's Board of Directors (replacing Mr. Andrew Cosentino on that Committee), and Mr. Wu became a member of the Corporate Governance and Nominating Committee of the Registrant's Board of Directors (replacing Mr. Scales on that Committee).

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On December 20, 2004, the Registrant issued a press release announcing the completion of the merger (the "Merger") of Ardent Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Registrant, with and into Ardent Pharmaceuticals, Inc. ("Ardent"), whereby Ardent Pharmaceuticals, Inc. has become a wholly owned subsidiary of the Registrant. That press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Registrant will file the required financial statements by amendment within 71 calendar days of the filing of this Current Report on Form 8-K.

(b) Pro Forma Financial information.

Registrant will file the required financial statements by amendment within 71 calendar days of the filing of this Current Report on Form 8-K.

(c) Exhibits.

The following exhibits are filed with this report:

10.1 Agreement and Plan of Merger dated August 11, 2004 (the "Agreement and Plan of Merger") by and among Enhance Biotech, Inc., Ardent Acquisition Corp., and Ardent Pharmaceuticals, Inc.

10.2 Amendment No. 1, dated November 20, 2004, by and among the Registrant, and Ardent, to the Agreement and Plan of Merger.

10.3  Registration Rights Agreement dated December 20, 2004.

10.4 Employment Agreement dated December 20, 2004 by and between Enhance Biotech, Inc. and Christopher Every.

10.5 Employment Agreement dated December 20, 2004 by and between Enhance Biotech, Inc. and Kwen-Jen Chang (also known as Ken Chang).

10.6 Employment Agreement dated December 20, 2004 by and between Enhance Biotech, Inc. and Phillip S. Wise.

99.1  Press Release dated December 20, 2004




                         [Signature on following page.]

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENHANCE BIOTECH, INC.

                        By:  /s/ Christopher Every
                             ---------------------------------
                             Christopher Every
                             Chief Executive Officer

Date: December   , 2004

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

10.1 Agreement and Plan of Merger dated August 11, 2004 (the "Agreement and Plan of Merger") by and among Enhance Biotech, Inc., Ardent Acquisition Corp., and Ardent Pharmaceuticals, Inc.

10.2 Amendment No. 1, dated November 20, 2004, by and among the Registrant, and Ardent, to the Agreement and Plan of Merger.

10.3           Registration Rights Agreement dated December 20, 2004.

10.4 Employment Agreement dated December 20, 2004 by and between Enhance Biotech, Inc. and Christopher Every.

10.6 Employment Agreement dated December 20, 2004 by and between Enhance Biotech, Inc. and Kwen-Jen Chang (also known as Ken Chang).

10.6 Employment Agreement dated December 20, 2004 by and between Enhance Biotech, Inc. and Phillip S. Wise.

99.1           Press Release dated December 20, 2004